UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 4, 2008

FOX ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-53140	To be applied
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

c/o Mr. Lowell Fox

402 Tanglewood Drive

St. Joseph, MO 64506

Address of Principal Executive Offices, Zip Code

(816) 261-1107

Registrant’s Telephone Number, Including Area Code

Trivest Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 4, 2008, the Registrant’s Board of Directors approved to change the name of the Registrant from “Trivest Acquisition Corp.” to “Fox Energy Corp.”

The name change was also approved by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

The effective date of this amendment will take place as soon as the Registrant files an amendment to its Certificate of Incorporation with the Delaware Secretary of State, and receives a notification from the State of Delaware that such change had been made in the corporate charter of the Registrant and is on file with the State of Delaware.

ITEM 9.01.	EXHIBITS

(d)	Exhibits

Number	Description
99.1	Amendment to the Certificate of Incorporation to change name to Fox Energy Corp.

99.2	Written Consent by the Majority Shareholder to change name to Fox Energy Corp.

99.3	Unanimous Written Consent by the Board of Directors approving name change to Fox Energy Corp.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2008

FOX ENERGY CORP. F/K/A TRIVEST ACQUISITION CORP.

/s/ Lowell Fox
Lowell Fox
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Amendment to the Certificate of Incorporation of the Company to change name to Fox Energy Corp.

99.2	Written Consent by the Shareholders of the Company to change name to Fox Energy Corp.

99.3	Unanimous Written Consent by the Board of Directors of the Company approving name change to Fox Energy Corp.

EXHIBIT 99.1

STATE OF DELAWARE

CERTIFICATION OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

TRIVEST ACQUISITION CORP.

A corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of Trivest Acquisition Corp. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

The name of the corporation is hereby amended to FOX ENERGY CORP.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment

IN WITNESS WHEREOF, said Trivest Acquisition Corp. has caused this certificate to be signed by Lowell Fox, an Authorized Officer, this 4th day of November, 2008.

/s/ Lowell Fox

By: _________________________________

Authorized Officer

Title:  President and Chief Executive Officer

Name:  Lowell Fox

Print or type

EXHIBIT 99.2

WRITTEN CONSENT

BY THE SHAREHOLDERS OF

TRIVEST ACQUISITION CORP.

IN LIEU OF A MEETING

Pursuant to Section 228 of the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the shareholders of a Delaware corporation may be taken without a meeting, without notice or a vote if consents in writing are signed by holders of outstanding common stock having not less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote are present, the undersigned being shareholders of Trivest Acquisition Corp., a Delaware corporation (the “Corporation”), do hereby take, ratify, affirm, and approve the following actions:

WHEREAS, Lowell Fox is the beneficial owner of 31,026,600 shares of common stock of the Corporation, which constitutes approximately 99% of the total issued and outstanding common stock of the Corporation;

WHEREAS, Lowell Fox has executed this consent to provide his consent as the majority shareholder to an amendment to the Certificate of Incorporation for the Corporation to change the Corporation's name; it is therefore

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

“FIRST:  The name of the corporation shall be FOX ENERGY CORP.”

RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

The undersigned, being the majority shareholder of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 4th of November, 2008, notwithstanding the actual date of the signing.

/s/ Lowell Fox

____________________________________

By: Lowell Fox

EXHIBIT 99.3

UNANIMOUS WRITTEN CONSENT

BY THE BOARD OF DIRECTORS OF

TRIVEST ACQUISITION CORP.

IN LIEU OF A MEETING

Pursuant to the General Corporation Law of the State of Delaware, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of Trivest Acquisition Corp., a Delaware corporation (the “Corporation”), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

RESOLVED, that it is in the best interest of the Corporation to amend its Certificate of Incorporation to change the name of the Corporation to “FOX ENERGY CORP.”;

RESOLVED, that the Corporation hereby recommends that shareholders approve a resolution that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “First” so that, as amended, said Article shall be and read as follows:

“FIRST:  The name of the corporation shall be FOX ENERGY CORP.”

RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 4th of November, 2008, notwithstanding the actual date of the signing.

/s/ Lowell Fox

Lowell Fox Director